                                                                    Exhibit 10.6

====================================================================================================================================
                                                                                       CONTRACT ID CODE        PAGE OF PAGES
       AMENDMENT  OF  SOLICITATION MODIFICATION OF CONTRACT                                                       1     2
------------------------------------------------------------------------------------------------------------------------------------

2.  AMENDMENT/MODIFICATION NO.           3.   EFFECTIVE DATE        4.  REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable]
               P00009                            See Blk 16c                   0008-01
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE                               7. ADMINISTERED BY (If other than Item 6)   CODE
                                          -------------------                                                          -------------
Office of Special Technology                                        DCMC
10530 Riverview Road                                                West Region
Fort Washington, MD 20744
                                                                    Approved for form and legality  DBH
                                                                                                    ---
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)             9A. AMENDMENT OF SOLICITATION NO.
                                                                                    (X)
                                                                                    ---
                                                                                         -------------------------------------------

Irvine Sensors Corporation
3001 Redhill Avenue, Building 3                                                          9B. DATED (SEE ITEM 11)
Costa Mesa,                                                                              -------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER
                                                                                              NO.

                                                                                    X               N39998-97-C-5201

-----------------------------------------------------------------------------------      10B. DATED (SEE ITEM 13)
CODE                                           FACILITY CODE                                        31  December 1996
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------

[_]   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [_] is extended, [_] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
------------------------------------------------------------------------------------------------------------------------------------
              13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS
                  DESCRIBED IN ITEM 14 .

------------------------------------------------------------------------------------------------------------------------------------
 (X)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
          CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
       C. THIS SUPPLEMENTAK AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
  X    D. OTHER (Specify type of modification and authority) Per contractor's letter dated 10 October 2000
------------------------------------------------------------------------------------------------------------------------------------
E.   IMPORTANT: Contractor [X] is not, [_] is required to sign this document and return _____________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Page 2


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type of print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                      Darlene Abel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED    16B. UNITED STATES OF AMERICA           16C.  DATE SIGNED

                                                                      BY      /s/ Darlene M. Abel                  10/23/00
     ____________________________________________                        -----------------------------------
        (Signature of person authorized to sign                            (Signature of Contracting Officer)
====================================================================================================================================

NSN 7540-01-152-8070            30-105             STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                          Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                             N39998-97-C-5201
                                                                       P00009
                                                                  Page 2 of 2


The purpose of this modification is to add a DD 254 and to extend the period of performance to contract N39998-97-C-5201 at no additional cost to the government. Accordingly, the following applies:


1.   Under Section F, DELIVERIES/PERFORMANCE, the following is modified:

     The period of performance for CLINs 0007 and 0008 are hereby extended from 01 December 2000 to 01 March 2001.


2.   Under Section J, LIST OF ATTACHMENTS, the following now applies:

     the DD 254, attachment I, hereto, now applies to this contract.


ALL OTHER TERMS AND CONDITIONS OF CONTRACT N39998-97-C-5201 REMAIN UNCHANGED.

------------------------------------------------------------------------------------------------------------------------------------
                           DEPARTMENT OF DEFENSE                              1.      CLEARANCE AND SAFEGUARDING
                                                                              ------------------------------------------------------
                                                                              a.      FACILITY CLEARANCE REQUIRED
              CONTRACT SECURITY CLASSIFICATION SPECIFICATION                  TOP SECRET
                                                                              ------------------------------------------------------
        (The requirements of DoD Industrial Security Manual apply             b.      LEVEL OF SAFEGUARDING REQUIRED
                to all security aspects of this effort.)                      SECRET
------------------------------------------------------------------------------------------------------------------------------------
2.   THIS SPECIFICATION IS FOR: (X and complete as applicable)        3.  THIS SPECIFICATION IS: (X and complete as applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Date (YYYYMMDD)
X     a. PRIME CONTRACT NUMBER                                            a.   ORIGINAL (Complete date in all cases) 1997-03-10
      N39998-97-C-5201         EXPIRES 010301
------------------------------------------------------------------------------------------------------------------------------------
      b. SUBCONTRACT NUMBER                                           X   b.   REVISED (Supersedes    Revision No.   Date (YYYYMMDD)
                                                                               all previous specs)    04             2000-10-27
------------------------------------------------------------------------------------------------------------------------------------
      c. SOLICITATION OR OTHER NUMBER            Due Date (YYYYMMDD)      c.   FINAL (Complete Item 5 in all cases)  Date (YYYYMMDD)

------------------------------------------------------------------------------------------------------------------------------------

4.   IS THIS A FOLLOW-ON CONTRACT?      [_] YES          [X] NO. If YES, complete the following:

     Classified material received or generated under___________________________      (Preceding Contract Number) is transferred to
                                                                                       this follow-on contract.
------------------------------------------------------------------------------------------------------------------------------------

5.  IS THIS A FINAL DD FORM 254?        [_] YES          [X] NO. If YES, complete the following:

   In response to the contractor's request dated____________, retention of the identified classified material is authorized for the period of_________________________
------------------------------------------------------------------------------------------------------------------------------------
6.   CONTRACTOR  (Include Commercial and Government Entity (CAGE) Code)
------------------------------------------------------------------------------------------------------------------------------------
a.   NAME, ADDRESS, AND ZIP CODE                             b.   CAGE CODE    c.   COGNIZANT SECURITY OFFICE (Name, Address,
                                                                                                               and Zip  Code)
IRVINE SENSORS CORPORATION                                                     SOUTHERN CALIFORNIA OPERATING LOCATION
3001 RED HILL AVENUE                                                           DEFENSE SECURITY SERVICE
BLDG 3                                                            54266        ONE WORLD TRADE CENTER, SUITE 622
COSTA MESA, CA 92626                                                           LONG BEACH, CA 90831-0622
-----------------------------------------------------------------------------------------------------------------------------------
7. SUBCONTRACTOR
-----------------------------------------------------------------------------------------------------------------------------------
a. NAME, ADDRESS, AND ZIP CODE                               b.   CAGE CODE    c.   COGNIZANT SECURITY OFFICE (Name, Address,
                                                                                                                and zip Code)



------------------------------------------------------------------------------------------------------------------------------------
8. ACTUAL PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
a.  LOCATION                                                 b.   CAGE CODES    c.  COGNIZANT SECURITY OFFICE (Name, Address,
                                                                                                                and Zip Code)
Same as block 6a                                                  54266           Same as block 6c

------------------------------------------------------------------------------------------------------------------------------------
9.   GENERAL IDENTIFICATION OF THIS PROCUREMENT
ULTRA COMPACT CAMERA SYSTEM

------------------------------------------------------------------------------------------------------------------------------------

10.  THIS CONTRACT WILL REQUIRE ACCESS TO:                  YES   NO    11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL: YES NO
------------------------------------------------------------------------------------------------------------------------------------
a.   COMMUNICATIONS SECURITY (COMSEC) INFORMATION                 X     a.  HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT
                                                                            ANOTHER CONTRACTOR'S FACILITY OR A GOVERNMENT
                                                                            ACTIVITY                                              X
------------------------------------------------------------------------------------------------------------------------------------
b. RESTRICTED DATA                                                X     b.  RECEIVE CLASSIFIED DOCUMENTS ONLY                     X
------------------------------------------------------------------------------------------------------------------------------------
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION                     X     c.  RECEIVE AND GENERATE CLASSIFIED MATERIAL          X
------------------------------------------------------------------------------------------------------------------------------------
d. FORMERLY RESTRICTED DATA                                       X     d.  FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE       X
------------------------------------------------------------------------------------------------------------------------------------
e. INTELLIGENCE INFORMATION:                                            e.  PERFORM SERVICES ONLY                                 X
------------------------------------------------------------------------------------------------------------------------------------
   (1) Sensitive Compartmented Information (SCI)                  X     f.  HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
                                                                            OUTSIDE THE U.S., PUERTO RICO, U.S.
                                                                            POSSESSIONS AND TRUST TERRITORIES                     X
------------------------------------------------------------------------------------------------------------------------------------
   (2) Non-SCI                                                    X     g.  BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
                                                                            TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
                                                                            SECONDARY DISTRIBUTION CENTER                         X
------------------------------------------------------------------------------------------------------------------------------------
f. SPECIAL ACCESS INFORMATION                                     X     h.  REQUIRE A COMSEC ACCOUNT                              X
------------------------------------------------------------------------------------------------------------------------------------
g. NATO INFORMATION                                               X     i.  HAVE TEMPEST REQUIREMENTS                         X
------------------------------------------------------------------------------------------------------------------------------------
h. FOREIGN GOVERNMENT INFORMATION                                 X     j.  HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS         X
------------------------------------------------------------------------------------------------------------------------------------
i. LIMITED DISSEMINATION INFORMATION                              X     k.  BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE      X
------------------------------------------------------------------------------------------------------------------------------------
j. FOR OFFICIAL USE ONLY INFORMATION                         X          l.  OTHER (Specify)                                       X
------------------------------------------------------------------------------------------------------------------------------------
k. OTHER (specify)                                                X
------------------------------------------------------------------------------------------------------------------------------------
DD Form 254, DEC 90                    Previous editions are obsolete                    S/N 0102-LF-011-5800                805/340

                                                               Page 1 of 2 Pages

================================================================================
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release

    [_] Direct   [X] Through (Specify)

NO PUBLIC DISCLOSURE IS AUTHORIZED UNLESS APPROVED BY THE GOVERNMENT PROGRAM MANAGER AND SPONSOR.


    to the Directorate for Freedom of information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
================================================================================
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documentation/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)
Item 10j, 11c and 11j: Security guidance for this contract is provided in the National Industrial Security Program Operating Manual (NISPOM). All classified material received or generated under this contract must be either destroyed or forwarded to the sponsor or government program manager (at their discretion).

A SECRET security clearance is required for personnel performing the classified portion of this contract. Visit Authorization Letters (VALs) will be certified by the Contracting Officers Representative/Program Manager when there is no classified contractural relationship between the parties.

Security classification guidance will be provided by the Program Manager and/or Sponsor.

Contact Doug Gemi at Office of Special Technology (OST) (301) 203-2672 if you have any contract security questions.



================================================================================
14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this contract. (If yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)
                                                 [_] Yes   [X] No

================================================================================
15. INSPECTIONS. Elements of this contract are outside the inspection responsibility of the cognizant security office. (If Yes, explain and identify specific areas elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)
                                                 [_] Yes   [X] No

================================================================================
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official name below.
--------------------------------------------------------------------------------

a.  TYPED NAME OF CERTIFYING OFFICIAL   b. TITLE                 c.  TELEPHONE (Include Area Code)

GORDON D. PAULY                         DIRECTOR OF SECURITY     (301) 203-2607

--------------------------------------------------------------------------------
d.  ADDRESS (Include Zip Code)          17. REQUIRED DISTRIBUTION
Office of Special Technology            [X] a. CONTRACTOR
10530 Riverview Road                    [_] b. SUBCONTRACTOR
Ft. Washington, MD 20744                [X] C. COGNIZANT SECURITY OFFICE FOR
                                               PRIME AND SUBCONTRACTOR
                                        [_] d. U.S. ACTIVITY RESPONSIBLE FOR
                                               OVERSEAS SECURITY ADMINISTRATION
e. SIGNATURE                            [X] e. ADMINISTRATIVE CONTRACTING
                                               OFFICER
/s/ [ILLEGIBLE]                         [X] f. OTHERS AS NECESSARY
================================================================================

                                                               Page 2 of 2 Pages

====================================================================================================================================
                                                                                       CONTRACT ID CODE        PAGE OF PAGES
          AMENDMENT  OF  SOLICITATION    /MODIFICATION OF CONTRACT                                               1      2
------------------------------------------------------------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.            3.   EFFECTIVE DATE       4.  REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable)
               P00008                           See Blk 16c
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE                               7. ADMINISTERED BY (If other than Item 6)   CODE
                                          -------------------                                                          -------------
Office of Special Technology                                        DCMC
10530 Riverview Road                                                West Region
Fort Washington, MD 20744
                                                                    Approved for form and legality  /s/ DBH.
                                                                                                    --------
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)        (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                    ---
                                                                                        --------------------------------------------
Irvine Sensors Corporation                                                              9B. DATED (SEE ITEM 11)
3001 Redhill Avenue, Building 3
Costa Mesa, California 92626                                                            --------------------------------------------
                                                                                         10A. MODIFICATION OF CONTRACT/ORDER
                                                                                              NO.

                                                                                    X               N39998-97-C-5201
                                                                                        --------------------------------------------
-----------------------------------------------------------------------------------      10B. DATED (SEE ITEM 13)
CODE                                           FACILITY CODE                                        31  December 1996
------------------------------------------------------------------------------------------------------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_]   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [_] is extended, [_] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
N/A
------------------------------------------------------------------------------------------------------------------------------------
                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT
                      MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
 (X)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
-----       ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
  X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
         C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORTY OF:
------------------------------------------------------------------------------------------------------------------------------------
         D. OTHER (Specify type of modification and authority)
------------------------------------------------------------------------------------------------------------------------------------
E.   IMPORTANT: Contractor [X] is not, [_] is required to sign this document and return _____________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Page 2





Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                      Kathleen C. Maggio
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED    16B. UNITED STATES OF AMERICA           16C.  DATE SIGNED

                                                                      BY     /s/ Kathleen C. Maggio                16 March 00
     ____________________________________________                        -----------------------------------
        (Signature of person authorized to sign                            (Signature of Contracting Officer)
====================================================================================================================================

NSN 7540-01-152-8070            30-105             STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                          Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N39998-97-C-5201
                                                                          P00008
                                                                     Page 2 of 2

The purpose of this modification is to add a current DD 254 to contract N39998-97-C-5201. Accordingly, the following applies:


1         Under Section J, LIST OF ATTACHMENTS, the following now applies:

          DD254, Attachment I, hereto, now applies to this contract.

ALL OTHER TERMS AND CONDITIONS OF CONTRACT N39998-97-C-5201 REMAIN UNCHANGED.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT     1. CONTRACT ID CODE           PAGE OF PAGES
                                                                                       1       2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.  3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
               P00007               See Blk 16c                  0070-00
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE                    7. ADMINISTERED BY (If other than Item 6)        CODE
                               ------------------                                                        ---------------------------
Office of Special Technology                       DCMC
10530 Riverview Road                               West Region
Fort Washington, MD 20744
                                                   Approved for form and legality DBH
                                                                                  ---
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)    [X]  9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---
                                                                                     -----------------------------------------------
Irvine Sensors Corporation
Costa Mesa, CA 92626                                                                  9B. DATED (SEE ITEM 11)

                                                                                     -----------------------------------------------
                                                                                      10A. MODIFICATION OF CONTRACT/ORDER
                                                                                           NO.

                                                                                 X                 N39998-97-C-5201

                                                                                     -----------------------------------------------
                                                                                      10B. DATED (SEE ITEM 13)
------------------------------------------------------------------------------                    31 December 1996
CODE                          FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
[_] is extended,  [_] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(2) By completing items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Attached Financial Accounting Data Sheet
------------------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
[X]  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
        NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b)
------------------------------------------------------------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
------------------------------------------------------------------------------------------------------------------------------------
 X   D. OTHER (Specify type of modification and authority)
         Mutual Agreement
------------------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT: Contractor [_] is not, [X] is required to sign this document and return     2       copies to the issuing office.
                                                                                      ------------
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation contract subject matter where feasible.)

See Page 2



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                           16A. NAME AND TITLE OF CONTRACTING OFFICER  (Type or print)
     JOHN J. STUART, JR.
     CHIEF FINANCIAL OFFICER                                                 Kathleen C. Maggio
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                      15C. DATE SIGNED           16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
     IRVINE SENSORS CORPORATION
     /s/ John J. Stuart, Jr.                                                 BY: /s/ Kathleen C. Maggio
  ----------------------------------------                                   ----------------------------------
  (Signature of person authorized to sign)     8 MAR 00                      (Signature of Contracting officer)    09 March 2000
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-152-8070                                              30-105                          STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                      Prescribed by GSA
                                                                                               FAR (48 CFR) 53.243

The purpose of this modification to contract N39998-97-C-5201 is to provide for an increase in scope. Accordingly, the following applies:

 1. Under Section B, SUPPLIES/SERVICES AND PRICES/COSTS. CLINs 0007 and 0008 are added to the contract:

     Item           Description                        Amount
     ----           -----------                        ------
     0007           Compact LWIR Camera                $757.288

                         Total Estimated Cost:                $679.211
                         Total Estimated FCCM:                $ 27.662
                         Total Estimated Fixed Fee:           $ 50.415
                         Total CPFF:                          $757.288

     0008           Data Support of CLIN 0007        NSP

PAYMENT OF FIXED FEE: The Government shall make payments on account of the fixed fee equal to 7.42% of the amount of each invoice (less FCCM) submitted by the contractor under the Clauses entitled "Allowable Cost and Payment." FAR 52.126-7 and "Fixed Fee." 52.216-8 of the General Clauses hereto, subject to the withholding provisions of paragraph (b) of FAR 52.216-8 provided that the total of all such payments shall not exceed 85 percent of the fixed fee. Any balance of fixed fee shall be paid to the contractor or any overpayment of fixed fee shall be refunded by the contractor or credited to the Government at the time of final payment.

2.   Under Section C, DESCRIPTION/WORK STATEMENT, the following applies:

     CLIN 0007 shall be performed in accordance with the Statement of Work, attachment II, hereto. CLIN 0008 shall be performed in accordance with the Contract Data Requirements List, (CDRL), DD Form 1423, exhibit A, hereto.

3.   Under Section F, DELIVERIES/PERFORMANCE, following applies:

     The period of performance and all deliveries for CLINs 0007 and 0008 shall be completed by 01 December 2000.

4. Under Section G, CONTRACT ADMINISTRATION, clause G-7. Accounting and Appropriation Data, the following statement is added:

     The Financial Accounting Data Sheet, attachment I, hereto, now applies to CLINs 0007 and 0008.

5. Under Section I, CLAUSES, the following clauses pertain only to this increase in scope:

                                                                   Page __ of __

CONTRACT NO.: N39998-97-C-5201              CONTRACT MOD. NO.: P00007
              ------------------------                         -----------------
CONTRACTOR: IRVINE SENSORS                  TASK ORDER NO.:_____________________          TASK MOD. NO.:_______________________
            --------------------------
-------------------------------------------------------------------------------------------------------------------------------
TO     CLIN     ACRN     APPN      SUB     O/C     BCN     SA      AAA     TT      PAA      COST CODE      CSS        AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
      07-08      AB    1701319    F4KW     000    39998    0     068941    2D    000000    A900YH204230          $   757,288.00
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

Obligation of funds is authorized in the amounts shown in the amount column above              GRAND TOTAL       $   752,298.00
                                                                                                                 ==============

SIGNATURE: /s/ [ILLEGIBLE]                       DATE: 7 March 2000
           ------------------------------              ------------

===============================================================================
CONTRACT DATA REQUIREMENTS LIST                           Form Approved
                                                     OMB No ? 704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information estimated to average 110 hours per response, including the ? reviewing instructions, searching existing data sources, gathering and maintaining data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503.

------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM          B. EXHIBIT                         C. CATEGORY:
NO.                                                               TDP_____ TM_____ OTHER__________
------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.          F. CONTRACTOR
LWIR Camera                                    N39998-97-C-5201            Irvine Sensors Corp
------------------------------------------------------------------------------------------------------------------  ===============
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                  3. SUBTITLE                               17. PRICE
A001                Monthly Status Reports                                 Monthly Status Report                     GROUP
------------------------------------------------------------------------------------------------------------------  ---------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                      6. REQUIRING OFFICE        18.
DI-MGMT-80227                                  SOW para 7                                   OST                      ESTIMATED
------------------------------------------------------------------------------------------------------------------        TOTAL
7. .DD 250 REQ        9. DIST STATEMENT   10. FREQUENCY      12. DATE OF FIRST SUBMISSION   14. DISTRIBUTION
LT                       REQUIRED         MTHLY             See Block 16                  -------------------------  ===============
---------------                        --------------------------------------------------     a.       b. COPIES
8. APP CODE                       B      11. AS OF DATE     13. DATE OF SUBSEQUENT         ADDRESSEE --------------
                                         See Block 16       SUBMISSION SEE BLOCK                     DRAFT FINAL
                                                           16                                             REG  REP
------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               OST              1
                                                                                         -------------------------
15 days after beginning of first full month of task, monthly
thereafter, prefer in electronic format.                                                 -------------------------
                                                                                         -------------------------
                                                                                          15. TOTAL---     1
------------------------------------------------------------------------------------------------------------------  ===============
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                  3. SUBTITLE                               17. PRICE
A002                Technical Reports-Final Report                                                                   GROUP
------------------------------------------------------------------------------------------------------------------  ---------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                     6. REQUIRING OFFICE         18.
DI-MISC-80508                                  SOW para 7                                OST                         ESTIMATED
------------------------------------------------------------------------------------------------------------------        TOTAL
7. DD 250 REQ        9. DIST STATEMENT   10. FREQUENCY      12. DATE OF FIRST SUBMISSION   14. DISTRIBUTION
LT                      REQUIRED         OTIME              EOC                           -------------------------  ==============
---------------                        -------------------------------------------------      a.       b. COPIES
8. APP CODE                       B      11. AS OF DATE     13. DATE OF SUBSEQUENT         ADDRESSEE --------------
                                                           SUBMISSION                                DRAFT FINAL
                                                                                                           REG  REP
-------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               OST              3
                                                                                         -------------------------
Contractor format, one electronic copy.
                                                                                         -------------------------
                                                                                         -------------------------
                                                                                          15. TOTAL---     3
------------------------------------------------------------------------------------------------------------------  ===============
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                  3. SUBTITLE                               17. PRICE
A003                Prototype Uncooled Thermal Camera                                                                GROUP
------------------------------------------------------------------------------------------------------------------  ---------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                     6. REQUIRING OFFICE         18.
                                               SOW para 5                                USSOCOM                     ESTIMATED
------------------------------------------------------------------------------------------------------------------        TOTAL
7. DD 250 REQ        9. DIST STATEMENT   10. FREQUENCY      12. DATE OF FIRST SUBMISSION   14. DISTRIBUTION            PRICE
Yes                     REQUIRED         OTIME                                            -------------------------  ==============
---------------                        -------------------------------------------------      a.       b. COPIES
8. APP CODE                              11. AS OF DATE     13. DATE OF SUBSEQUENT         ADDRESSEE --------------
                                                            SUBMISSION                                DRAFT FINAL
                                                                                                           REG  REP
-------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               USSOCOM          1
                                                                                         --------------------------

                                                                                         --------------------------
                                                                                         --------------------------
                                                                                          15. TOTAL---     1
------------------------------------------------------------------------------------------------------------------- ===============
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                  3. SUBTITLE                               17. PRICE
                                                                                                                     GROUP
------------------------------------------------------------------------------------------------------------------- ---------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                     6. REQUIRING OFFICE         18.
                                                                                                                      ESTIMATED
-------------------------------------------------------------------------------------------------------------------       TOTAL
7. DD 250 REQ        9. DIST STATEMENT   10. FREQUENCY      12. DATE OF FIRST SUBMISSION   14. DISTRIBUTION
                        REQUIRED                                                         -------------------------- ===============
---------------                        -------------------------------------------------      a.       b. COPIES
8. APP CODE                              11. AS OF DATE     13. DATE OF SUBSEQUENT         ADDRESSEE ---------------
                                                            SUBMISSION                                DRAFT FINAL
                                                                                                           REG  REP
-------------------------------------------------------------------------------------------------------------------
16. REMARKS
                                                                                          -------------------------

                                                                                          -------------------------
                                                                                          -------------------------
                                                                                          15. TOTAL---
-------------------------------------------------------------------------------------------------------------------

G. PREPARED BY                                  H. DATE                    I. APPROVED BY             J. DATE
Sylvia Morales /s/ Sylvia Morales               18-Jan-00
===================================================================================================================
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          Previous editions are obsolete            Page 1 of 1 Pages
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161183  S/N 0102-LF-010-5400